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                        SUPPLEMENT DATED OCTOBER 14, 2002
                         TO PROSPECTUS DATED MAY 1, 2002

              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING THE PUTNAM TECHNOLOGY FUND. THIS SUPPLEMENT MODIFIES THE PROSPECTUS.

On October 14, 2002 the Putnam Technology fund is being merged into the Putnam Voyager II fund. Any assets remaining in the Putnam Technology fund on October 14, 2002 will automatically be transferred into the Putnam Voyager II fund. There will be no tax liability from this merger. For a period of 30 days after the merger, assets may be transferred out of the Putnam Voyager II fund without cost or penalty. After 30 days, transfers will be subject to applicable fees.